Exhibit 99.1

UNITED STATES DISTRICT COURT

EASTERN DISTRICT OF MICHIGAN

SOUTHERN DIVISION

IN RE PROQUEST COMPANY SHAREHOLDER DERIVATIVE LITIGATION	Case No. 2:06-cv-11845 Judge Avern Cohn

CONFIDENTIAL MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (the "Memorandum" or "MOU") is entered into as of December 3, 2008 by the undersigned parties to the above-captioned consolidated shareholder derivative action styled In re ProQuest Company Shareholder Derivative Litigation, Case No. 2:06-cv-11845 (the "Action") and pending in the United States District Court for the Eastern District of Michigan, Southern Division (the "Court").

WHEREAS, the plaintiffs in the Action are John A. Bricker, Jr. ("Bricker") and John H. Fringer ("Fringer") (collectively, "Plaintiffs"); and the defendants in the Action are Alan W. Aldworth ("Aldworth"), Todd W. Buchardt ("Buchardt"), Richard Surratt ("Surratt"), Mark Trinske ("Trinske"), James P. Roemer ("Roemer"), Gary L. Roubos ("Roubos"), Randy Best ("Best"), David G. Brown ("Brown"), Michael Geltzeiler ("Geltzeiler"), Todd S. Nelson ("Nelson"), William Oberndorf ("Oberndorf"), Linda G. Roberts ("Roberts"), Frederick J. Schwab ("Schwab"), William J. White ("White"), Nils A. Johansson ("Johansson"), Joseph P. Reynolds ("Reynolds"), Kevin G. Gregory ("Gregory"), Michael A. Dering ("Dering"), Scott Hirth ("Hirth"), Wayne E. Mickiewicz ("Mickiewicz"), David Bonderman ("Bonderman"), John H. Scully ("Scully"), Daniel L. Doctoroff ("Doctoroff") (the "Individual Defendants"), KPMG, LLP ("KPMG" or "Auditor Defendant") and nominal defendant Voyager Learning Company ("Voyager" or the "Company") (formerly ProQuest Company) (the Individual Defendants, Auditor Defendant and Voyager are referred to herein collectively as "Defendants");

Whereas, the Action purports to assert claims on behalf of nominal defendant Voyager against the Individual Defendants and the Auditor Defendant based on alleged violations of federal and state law, including alleged violations of the Sarbanes-Oxley Act of 2002 and the Securities Exchange Act, and alleged breaches of fiduciary duties, abuse of control, gross mismanagement, waste of corporate assets, and unjust enrichment;

WHEREAS, on April 18, 2006, Fringer filed a shareholder derivative complaint captioned Fringer v. Aldworth, Case No. 2:06-cv-11845 (the "Fringer Action") in the United States District Court for the Eastern District of Michigan, Southern Division, asserting claims for breaches of fiduciary duty, abuse of control, gross mismanagement, constructive fraud, and unjust enrichment against the Individual Defendants on behalf of nominal defendant Voyager;

WHEREAS, on June 5, 2006, the Court entered a stipulated Order: (i) staying the Fringer action pending completion of the Company's restatement and Audit Committee investigation; and (ii) consolidating any future shareholder derivative actions filed in the Eastern District of Michigan with the Fringer Action;

WHEREAS, on December 19, 2006, Bricker filed a shareholder derivative complaint captioned Bricker v. Aldworth, et al., Case No. 2:06-cv-15648 (the "Bricker Action") in the United States District Court for the Eastern District of Michigan, Southern Division, asserting substantially similar claims against substantially similar defendants as those asserted in the Fringer Action;

WHEREAS, on or about November 30, 2007, a special committee of the Board of Directors (the "Special Committee") recommended, based upon a separate investigation commissioned by the Special Committee and the prior Audit Committee investigation, that no further action be taken against any current or former employee, officer or director of the Company, and that the Company's legal counsel be directed to terminate the Action;

WHEREAS, Voyager's Board of Directors subsequently adopted the Special Committee's recommendation that it was not in the Company's best interest to pursue further action against any current or former employee, officer or director of the Company;

WHEREAS, on January 29, 2008, the Court consolidated the Bricker and Fringer Actions and appointed co-lead counsel for Plaintiffs;

WHEREAS, on March 20, 2008, Plaintiffs filed a Consolidated Amended Complaint ("CAC") which re-asserted previous claims, added a new claim against the Auditor Defendant and further asserted that the Board of Directors' decision to adopt the Special Committee's recommendation that it was not in Voyager's best interest to file suit seeking recovery from any current or former employee, officer or director of the Company was wrongful, and that the Board of Directors' decision to adopt the Special Committee's recommendation was not entitled to the protections of the business judgment rule;

WHEREAS, on April 21, 2008, nominal defendant Voyager filed a motion to dismiss the CAC and, upon stipulation of the parties, the Court subsequently extended the due date for responsive pleadings by the Individual Defendants and the Auditor Defendant until after the Court resolved Voyager's motion to dismiss;

WHEREAS, on May 21, 2008, Plaintiffs filed an opposition to Voyager's motion to dismiss the CAC;

WHEREAS, on June 5, 2008, Voyager filed a reply in further support of its motion to dismiss the CAC;

WHEREAS, on August 5, 2008, Plaintiffs voluntarily dismissed defendants Dering, Mickiewicz, Johansson and Doctoroff without prejudice;

WHEREAS, after extensive arms-length negotiations, beginning in March 2008 and continuing through the present, Voyager and Plaintiffs, by and through their undersigned attorneys, have engaged in numerous good faith discussions with regard to the possible settlement of the Action and, after additional communications between counsel for Voyager and Plaintiffs, including the assistance of a mediator with respect to certain issues, counsel for the undersigned parties have reached an agreement in principle providing for the proposed settlement of the Action (the "Settlement") on the terms and conditions set forth in this Memorandum of Understanding ("MOU");

WHEREAS, Voyager and the Individual Defendants deny the allegations and all other charges of wrongdoing or liability arising out of any claims that were or could be alleged in the Action, and specifically deny that either Voyager or the Individual Defendants breached any duty to the Company;

WHEREAS, Plaintiffs acknowledge and agree that the execution of this MOU by Voyager and the Individual Defendants is not an admission on the part of Voyager or the Individual Defendants that the allegations in the Action have any merit, or that they have in any way committed or attempted to commit any violation of law or breach of fiduciary duty, including a breach of any duty to Voyager or its shareholders, or otherwise acted in any improper manner;

WHEREAS, Voyager and the Individual Defendants acknowledge and agree that the execution of this MOU by Plaintiffs is not an admission on the part of Plaintiffs that any of the claims alleged in the Action are without merit; and

WHEREAS, Plaintiffs and Voyager believe that the proposed Settlement is in the best interests of Voyager and Voyager's shareholders;

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, subject to approval of the Court and Voyager's Board, by and among the undersigned parties, as follows:

    Corporate Governance Remedies. Nominal defendant Voyager will: (i) agree to continue the actions set forth in Section I of Exhibit A for a period of at least three (3) years from the date of this MOU; (ii) take the actions set forth in Section II of Exhibit A and maintain those actions for a period of at least three (3) years from the date of enactment; and (iii) acknowledge that Plaintiffs were a significant, direct and material factor in causing the Company to adopt or agree to maintain for a minimum period the actions set forth in Sections I and II of Exhibit A. In no event shall the actions set forth in Sections I and II of Exhibit A be modified during the first three (3) years they are in effect, provided however, that all such actions may be terminated by Voyager upon any acquisition by a third party in an arms-length transaction of substantially all the common stock or assets of Voyager, including via merger, reverse merger, or any other form of acquisition.

    Plaintiffs will expressly, unconditionally and irrevocably assign and transfer to Voyager any and all rights, title or interest that they have or may have in the claims asserted in the Action against the Auditor Defendant.

    The undersigned parties will attempt in good faith to agree upon and execute an appropriate Stipulation of Settlement (the "Stipulation") and such other documentation as may be required to obtain final approval of the Settlement and the dismissal of the Action upon the terms outlined in this MOU (collectively, the "Settlement Documents"). The Stipulation will expressly provide for, among other things: (i) if the Court requires notice of the Settlement to be given to shareholders, such notice shall be made either (a) by publication for one day in Investor's Business Daily and posting on the Voyager web site for 30 days, or (b) if so ordered, by including such notice with the contemporaneous notice to shareholders concerning the settlement of related class action litigation, In re Proquest Company Sec. Lit., No. 06-cv-10619; (ii) any notice pursuant to paragraph 3(i)(a) shall be paid for by Voyager and its insurer and administered by Plaintiffs; (iii) entry of a judgment of dismissal with prejudice of all claims against the Individual Defendants and Voyager; (iv) entry of a judgment of dismissal without prejudice of all claims against the Auditor Defendant, which judgment shall not release, impact or interfere with the Company's right to pursue direct claims against the Auditor Defendant based upon, arising from, or related to the subject of the Action or any other matters; (v) a release and settlement of all known and unknown claims for damages, injunctive relief, or any other remedies against Plaintiffs, their attorneys, respective predecessors, successors, parents, subsidiaries, affiliates and agents based upon, arising from, or related to the subject matter of the Action; and (vi) a release and settlement of all known and unknown claims for damages, injunctive relief, or any other remedies against the Individual Defendants or Voyager, or their respective predecessors, successors, parents, subsidiaries, affiliates, attorneys, agents, insurers and reinsurers which have been or could have been asserted derivatively on behalf of Voyager in state or federal court or in arbitration or similar proceedings, based upon, arising from, or related to the subject matter of the Action (the "Released Claims"). The Released Claims shall not include any claims brought directly by the Company, with the approval of the Company's Board of Directors, against the Auditor Defendant. The undersigned parties shall in good faith attempt to present to the Court motions for approval of the Settlement within fifteen (15) days of the signing of this MOU. Pending final approval of this Settlement, Plaintiffs and their counsel shall not prosecute the Action.

    The Settlement is subject to: (a) the drafting and execution of the Settlement Documents; (b) approval of the Settlement by the Voyager Board of Directors; (c) final approval of the Settlement and dismissal of the Action as set forth above and without awarding costs to any party (except as provided in paragraph 5 below); (d) payment of the amounts set forth in paragraph 5 below; and (e) such other reasonable terms and conditions as shall be set forth in the Settlement Documents. The undersigned parties shall submit the Settlement Documents to the Court and shall provide such notice of the Settlement to shareholders as the Court may require. Should any of these conditions not be met, this MOU (including the recitals set forth above) and the Settlement contemplated herein shall be null and void and of no force and effect and, in that event, this MOU shall not be deemed to (a) prejudice in any way the positions of the undersigned parties with respect to the Action, (b) constitute an admission of fact by any undersigned party, or (c) entitle any undersigned party to recover any costs or expenses incurred in connection with the implementation of the MOU. In such event, neither the existence of this MOU nor its contents shall be admissible in evidence or shall be referred to for any purpose except as required by this MOU.

    As a condition of the Settlement, Voyager shall pay, or cause its insurers, or their respective successors in interest to pay Plaintiffs attorneys' fees and expenses (the "Fees and Expenses") in an aggregate amount approved by the Court not to exceed $650,000. Voyager and the Individual Defendants agree not to take any positions contrary to $650,000 being a fair and reasonable amount for Fees and Expenses in connection with the Settlement. The Fees and Expenses shall be paid to Robbins Umeda & Fink, LLP within ten (10) days after an order approving the Settlement and dismissing the Action is entered by the Court. Robbins Umeda shall place the funds in an account and shall not be distributed without the approval of Kahn Gauthier Swick, LLC and Climaco, Lefkowitz, Peca Wilcox & Garfoli, P.A. Payment shall be subject to Plaintiffs' counsel's joint and several obligations to make appropriate refunds or repayments to the Company if, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the amount of Fees and Expenses is reduced. Except as expressly provided herein, Plaintiffs and Plaintiffs' counsel shall bear their own fees, costs and expenses and neither Voyager nor the Individual Defendants shall assert any claim for expenses, costs and fees against Plaintiffs or Plaintiffs' counsel.

    Plaintiffs' Counsel will ask the Court to award a stipend to each named plaintiff in the amount of $1,500. The stipend is to be paid by Plaintiffs' Counsel from the Fees and Expenses provided for in paragraph 5. Both Voyager and the Individual Defendants agree that they will not take any position contrary to the requested $1,500 stipend being fair and reasonable.

    The Settlement shall not become effective until the first date all of the following conditions have been satisfied, unless one or more of the conditions is expressly waived in writing by counsel for each of the undersigned parties:

      Approval by the Voyager Board of the Stipulation;

      The entry of judgment by the Court in the Action approving the Settlement and dismissing the Action as provided in the Stipulation without awarding costs to any party, except as provided herein; and

      The judgment referred to in subparagraph (b) above shall have become final and no longer subject to review, either by the expiration of the time for appeals therefrom with no appeals having been taken or, if an appeal is taken and not dismissed, by the determination of the appeal by the highest court to which such appeal may be taken in such a manner as to permit the consummation of the Settlement in accordance with the terms and conditions of the Stipulation.

    This MOU may be executed in counterparts, including by signature transmitted by facsimile. Each counterpart when so executed shall be deemed to be an original, and all such counterparts together shall constitute the same instrument. The undersigned signatories represent that they have authority from their clients to execute this MOU. The terms of this MOU shall inure to and be binding upon the parties and their respective agents, executors, heirs, successors and assigns, subject to the conditions set forth herein.

    Voyager is a Delaware corporation governed by Delaware law. This MOU and the Settlement contemplated herein shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles.

    Each of the attorneys executing this MOU has been duly empowered and authorized by his/her respective client(s) to do so.

    Except as provided herein, neither Voyager nor the Individual Defendants shall bear any expenses, costs, damages, or fees alleged or incurred by any Plaintiffs or their attorneys, experts, advisors, agents or representatives.

    Except as otherwise provided herein, this MOU shall be binding upon and shall inure to the benefit of the undersigned parties and their respective agents, successors, executors, heirs and assigns.

    This MOU may be modified or amended only by a writing signed by the signatories hereto.

    The undersigned parties agree to take all reasonable and necessary steps to expeditiously implement the terms of this MOU and to complete the Settlement. The undersigned parties further agree that no further discovery shall be conducted in connection with the Settlement.

    Neither the existence of this MOU nor the provisions contained herein shall be deemed a presumption, concession or admission by Voyager or the Individual Defendants of any breach of duty, liability, default or wrongdoing as to any facts or claims alleged or asserted in the Action, or in any other actions or proceedings, and shall not be interpreted, construed, deemed, invoked, offered or received in evidence or otherwise used in the Action or any other action or proceeding of any nature whatsoever.

IT IS HEREBY AGREED by the undersigned as dated below.

DATED: December 2, 2008	ROBBINS UMEDA & FINK, LLP
/s/ Jeffrey P. Fink w/ permission CAS
JEFFREY P. FINK

JEFFREY P. FINK
CAROLINE SCHNURER
SHANE P. SANDERS
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

CLIMACO, LEFKOWITZ, PECA,
WILCOX & GAROFOLI, L.P.A.
JOHN R. CLIMACO
SCOTT D. SIMPKINS
DAVID M. CUPPAGE
55 Public Square, Suite 1950
Cleveland, OH 44113
Telephone: (216) 621-8484
Facsimile: (216) 771-1632

KAHN GAUTHIER SWICK, LLC
KEVIN L. OUFNAC
LEWIS S. KAHN
650 Poydras Street, Suite 2150
New Orleans, LA 70130
Telephone: (504) 455-1400
Facsimile: (504) 455-1498

Co-Lead Counsel for Plaintiffs

Wienner & Gould, P.C.
S. THOMAS WIENNER
S. THOMAS WIENNER
950 W. University Dr., Ste. 350
Rochester, MI 48307
Telephone: (248) 841-9400
Facsimile: (248) 652-2729

MAZUR & KITTEL, PLLC
JOHN I. KITTEL
BRIAN A. CALANDRA
30665 Northwestern Hwy., Suite 175
Farmington Hills, MI 48334
Telephone: (248) 432-8000
Facsimile: (248) 432-8010

Co-Liaison Counsel for Plaintiffs

DATED: December 3, 2008	DYKEMA GOSSETT PLLC Andrew J. McGuiness
/s/ Andrew J. McGuiness
Andrew J. McGuiness

2723 South State Street, Suite 400
Ann Arbor, MI, 48104
Telephone: (734) 214-7660
Facsimile: (734) 214-7696

LATHAM & WATKINS LLP
Michele E. Rose
Laurie B. Smilan
Two Freedom Square
11955 Freedom Drive, Suite 500
Reston, VI 20190
Telephone: (703) 456-1000
Facsimile: (703) 456-1001

LATHAM & WATKINS LLP
Michael J. Faris
233 South Wacker Drive, Suite 5800
Chicago, IL 60606
Telephone: (312) 876-7700
Facsimile: (312) 993-9767

Counsel for Alan W. Aldworth, Todd W. Buchardt, James P. Roemer, Richard Surratt, Mark Trinske, Gary L. Roubos, Randy Best, David G. Brown, Michael Geltzeiler, Todd S. Nelson, William E. Oberndorf, Linda G. Roberts, Frederick J. Schwab, Kevin G. Gregory, William White, David Bonderman, John H. Scully

DATED: December 3, 2008	PERKINS COIE LLP David F. Taylor Sean C. Knowles
/s/ David F. Taylor
DAVID F. TAYLOR

1201 Third Avenue, Suite 4800
Seattle, WA 98101
Telephone: (206) 359-8000

MILLER, CANFIELD, PADDOCK & STONE, P.L.C.
Thomas W. Cranmer
Matthew F. Leitman
840 West Long Lake Road, Suite 200
Troy, MI 48098
Telephone: (248) 267-3294

Counsel for Voyager Learning Company (formerly known as ProQuest Company)

DATED: December 3, 2008	BUTZEL LONG, A PROFESSIONAL CORPORATION George B. Donnini
/s/ George B. Donnini
George B. Donnini
150 West Jefferson, Suite 100 Detroit, MI 48226 Telephone: (313) 225-7000 Counsel for Scott Hirth

EXHIBIT A

CORPORATE GOVERNANCE REFORMS

Voyager Learning Company (Formerly Known as ProQuest)

Section I. Voyager implemented the following actions prior to March 2008.

    Separated the roles of Chairman of the Board and Chief Executive Officer.

    Adopted strict director independence standards that exceed the requirements of both the New York Stock Exchange and NASDAQ.

    Designated a presiding director for executive sessions of the non-management directors of the Board.

    Established formal means by which shareholders can communicate concerns to the Board.

Section II. Voyager has agreed to undertake the following actions as part of the Settlement of the Action.

    At least two-thirds of the Board of Directors and the entirety of the Audit and Nominating Committees shall be comprised of independent directors, as currently defined by the Company's governance standards.

    The performance of the Chairman of the Board of Directors shall be evaluated each year by the Board. The By-Laws shall be amended to provide for an annual election of the Chairman by secret ballot.

    Attendance at annual meetings shall be strongly encouraged for all directors.

    The independent directors shall meet separately from the rest of the Board at least four times per 12 month period.

    All Board Committees shall have standing authorization, on their own decision, to retain legal or other advisors of their choice, who shall report directly to the Committee.

    The Audit Committee shall receive quarterly reports from management that identify and explain the ground for all nonstandard manual journal entries in the amount of $500,000 or more.

    The Company's Articles of Incorporation shall be amended to require mandatory auditor rotation at least every ten years.

    The Audit Committee shall conduct a re-proposal at least every five years, whereby the Audit Committee shall solicit proposals from at least two outside auditors, one of which may be the Company's existing auditor.

    The Audit Committee shall maintain a telephone hotline that permits employees and others to report concerns anonymously.

    The Company shall continue to maintain an insider trading policy in substantially the same form as its current policy.

    The Audit Committee shall require the internal audit function (which is currently provided by Grant Thornton) to provide an annual risk assessment prior to establishing the annual internal audit plan for the Company. The internal audit function shall report directly to the Audit Committee, and the Audit Committee shall have direct access to the internal auditor without Company management present. The Company may, in its discretion, provide the internal audit function through internal or external resources, or a combination of both.

    In order to insure that there is sufficient communication between the outside auditor and the Company, the Audit Committee shall meet with Voyager's Chief Financial Officer at least once quarterly to discuss the relationship between Company management, including the Chief Financial Officer and the Company's outside auditor.